UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 28, 2010
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

46000 Center Oak Plaza
Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 28, 2010, NeuStar, Inc. (the “Company” or “Neustar”) announced its financial results for the second quarter of 2010. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
A copy of the supplemental slides, which will be discussed during the Company’s earnings call at 4:30 p.m. Eastern Time on Wednesday, July 28, 2010, is attached to this Current Report as Exhibit 99.2 and is incorporated herein by reference.
Item 8.01. Other Events.
On July 28, 2010, the Company announced that its Board of Directors had authorized the purchase of up to $300 million of its Class A common stock over a three-year period. A copy of the press release announcing the share repurchase plan is attached hereto as Exhibit 99.3 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
The information in this report on Form 8-K under Items 2.02 and 7.01, including the exhibits attached hereto related to Items 2.02 and 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
The following are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description
99.1	Press Release of Neustar, Inc., dated July 28, 2010, announcing second quarter 2010 financial results.

99.2	Slides presented at the July 28, 2010 earnings call.

99.3	Press Release of Neustar, Inc., dated July 28, 2010, announcing the share repurchase plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2010	NEUSTAR, INC.
	By:	/s/ Jeffrey E. Ganek
		Name:	Jeffrey E. Ganek
		Title:	Chairman of the Board of Directors and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Neustar, Inc., dated July 28, 2010, announcing second quarter 2010 financial results.

99.2	Slides presented at the July 28, 2010 earnings call.

99.3	Press Release of Neustar, Inc., dated July 28, 2010, announcing the share repurchase plan.